UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2026

FG MERGER II CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-42493	86-2579471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

104 S. Walnut Street, Unit 1A

Itasca, IL 60143

(Address of principal executive offices)

(847) 751-9017

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Rights	FGMCR	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On May 28, 2026, FG Merger II Corp. (“FGMC”) and BOXABL Inc. (“BOXABL”), entered into an agreement with Atsion Opportunity Fund LLC – Series 2 (“Atsion”) for an OTC Equity Prepaid Forward Transaction (the “Forward Purchase Agreement”). For purposes of the Forward Purchase Agreement, “Counterparty” refers to FGMC prior to the consummation of the Business Combination and to FGMC (to be renamed “BOXABL Inc.”) following the consummation of the Business Combination. Immediately after entry into the Forward Purchase Agreement, the parties to the Forward Purchase Agreement entered into a Novation Agreement dated May 28, 2026 (the “Novation Agreement”), pursuant to which one-half of the Forward Purchase Agreement was novated to FG Capital Partners, LLC (“FGCP”, and collectively with Atsion, the “Seller”). FGCP is affiliated with Larry G. Swets, Jr., Hassan R. Baqar, Scott D Wollney and Richard E. Govignon, each an officer or director of the FGMC, resulting in the entry into the Novation Agreement being a related party transaction. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

The Forward Purchase Agreement is not being entered into to provide any capital to ensure that FGMC meets the minimum cash requirements for its initial business combination. Instead, FGMC entered into the Forward Purchase Agreement to provide access to potential additional growth capital in replacement of redeemed Trust assets.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intended, but was not obligated, to purchase and hold up to 3,000,000 shares of FGMC common stock prior to the closing date of the Business Combination (the “Closing Date”).

The Forward Purchase Agreement provides that Seller shall be prepaid an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the number of shares as set forth in a Pricing Date Notice and (ii) the per share redemption price payable to redeeming shareholders in connection with the Business Combination (the “Initial Price”). Counterparty will pay to the Seller the Prepayment Amount directly from the Trust Account no later than the earlier of (a) one business day after the Closing Date, and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

From time to time and on any date following the Closing Date (any such date, an “OET Date”), the Seller may terminate the Forward Purchase Agreement in whole or in part with respect to any Shares upon written notice to Counterparty (an “OET Notice”), specifying the number of Shares by which the number of Shares shall be reduced (such quantity, the “Terminated Shares”). “Terminated Shares” includes (i) Shares specified in an OET Notice and (ii) any Recycled Shares sold by Seller during the term of the Transaction, unless Counterparty and Seller agree in writing to an alternative sale reconciliation procedure. Seller will pay to Counterparty an amount equal to the product of (x) the number of Terminated Shares and (y) the Reference Price in respect of such OET Date (the “Termination Price”) (an “Early Termination Obligation”). The Reference Price is initially $10.00, and may be reduced by Counterparty one time in any twenty-one-day period. The effect of an OET Notice will be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date.

The Forward Purchase Agreement valuation date shall be 90 days following the closing of the Business Combination (the “Valuation Date”), although Counterparty shall have the right to extend the Valuation Date for an additional 90 days up to two times (for up to 180 additional days in total) upon ten Exchange Business Days’ notice to the Seller. On the Cash Settlement Payment Date, which is the tenth trading day immediately following the Maturity Date (as described below), the Seller will remit to the Counterparty an amount equal to (a) the product of (i) the Number of Shares as of the Valuation Date, multiplied by (ii) the average daily VWAP Price over the Valuation Period, less (b) the Settlement Amount Adjustment. The Settlement Amount Adjustment is a cash amount equal to the product of (i) the Number of Shares as of the Valuation Date, multiplied by (ii) $0.80. The Valuation Period commences on the first Exchange Business Day immediately following the Valuation Date and ends 15 trading days after such date.

Seller agreed to waive any redemption rights under the Counterparty’s Certificate of Incorporation, as amended, with respect to the Shares during the term of the Forward Purchase Agreement. Such waiver may reduce the number of shares of Counterparty common stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Forward Purchase Agreement is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Additional Information About the Proposed Transaction and Where to Find It

Additional information about the transaction, including a copy of the Merger Agreement has been filed by FGMC in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”). The proposed transaction has been submitted to shareholders of FGMC for their consideration. FGMC has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes preliminary and definitive proxy statements to be distributed to FGMC’s shareholders in connection with FGMC’s solicitation of proxies for the vote by FGMC’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to BOXABL’s shareholders in connection with the completion of the proposed transaction. The Registration Statement has been declared effective, and a definitive proxy statement/prospectus and other relevant documents have been mailed to BOXABL shareholders and FGMC shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, FGMC and BOXABL shareholders and other interested persons are advised to read \ the definitive proxy statement/prospectus, as well as other documents filed with the SEC by FGMC in connection with the proposed transaction, as these documents will contain important information about FGMC, BOXABL and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus, , as well as other documents filed by FGMC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to FG Merger II Corp., 104 S. Walnut Street, Unit 1A, Itasca, Illinois 60143 or to BOXABL 5345 E North Belt Rd Las Vegas, NV 89115.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections of development and commercialization costs and timelines; expectations regarding BOXABL’s ability to execute its business model and the expected financial benefits of such model; expectations regarding BOXABL’s ability to attract, retain, and expand its customer base; BOXABL’s deployment of Casita; BOXABL’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting BOXABL’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; BOXABL’s plans to reorganize its operations into a flatter structure and to enhance cross-functional integration through increased use of real-time data and analytics; and the potential for BOXABL to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of BOXABL and FGMC.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that BOXABL is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; BOXABL’s historical net losses and limited operating history; BOXABL’s expectations regarding future financial performance, capital requirements and unit economics; BOXABL’s use and reporting of business and operational metrics; BOXABL’s competitive landscape; BOXABL’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of BOXABL’s business plans and the potential need for additional future financing; BOXABL’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; BOXABL’s reliance on strategic partners and other third parties; BOXABL’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of FGMC could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings or government investigations that may be commenced against BOXABL or FGMC; failure to realize the anticipated benefits of the proposed transaction; the ability of FGMC or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in FGMC’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by BOXABL, FGMC or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of BOXABL’s and FGMC’s management as of the date of this Current Report on Form 8-K; subsequent events and developments may cause their assessments to change. While BOXABL and FGMC may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in FGMC is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of FGMC, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

FGMC, BOXABL and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FGMC’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FGMC’s and BOXABL’s shareholders in connection with the proposed transaction is set forth in the Registration Statement. You can find more information about FGMC’s and BOXABL’s directors and executive officers in the definitive proxy statement/prospectus included in the Registration Statement. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Forward Purchase Agreement dated May 28, 2026
10.2	Novation Agreement dated May 28, 2026
104	Cover Page Interactive Data File (embed within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026
FG MERGER II CORP.

By:	/s/ Hassan Baqar
Name:	Hassan R. Baqar
Title:	Chief Financial Officer